UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2022

ModivCare Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6900 Layton Avenue, 12th Floor Denver, Colorado		80237
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 728-7030

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MODV	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2022, the Board of Directors of the Registrant announced that it has confirmed the appointment of Mr. L. Heath Sampson as the President and Chief Executive Officer of the Registrant, effective immediately. The Board of Directors also elected Mr. Sampson to the Registrant’s Board of Directors to fill the Class 2 vacancy on the Board created by the departure of Mr. Sampson’s CEO predecessor. A press release discussing the confirmation of his appointment and other information is attached hereto as an exhibit and is incorporated by reference herein. Additional information concerning Mr. Sampson and his background is included in the current report on Form 8-K filed by the Registrant with the Securities Exchange Commission on August 2, 2022, disclosing his appointment as Chief Executive Officer of the Registrant in an interim capacity, which additional information is incorporated herein by reference thereto. Interested parties are encouraged to read the press release and the previously filed Form 8-K in their entirety because they contain additional information about Mr. Sampson and his qualifications not summarized herein. To the extent that Mr. Sampson’s employment agreement or other material plan, contract or arrangement to which he is a party or participates with the Registrant may be amended, or any grant or award or modification thereto under such a plan, contract or arrangement made, in connection with his promotion, the Registrant will file an amendment to this Form 8-K containing such additional information within four business days after any such amendment, grant or award is made.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1 104	Press release of the Registrant Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIVCARE INC.

Date: November 1, 2022	By:	/s/ Jonathan B. Bush
	Name:	Jonathan B. Bush
	Title:	SVP, General Counsel & Secretary